                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported): OCTOBER 22, 1997
                                                       ----------------



                            FRUIT OF THE LOOM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                DELAWARE                                 1-8941                             36-3361804
      -----------------------------                      ------                        -------------------
       (State or Other Jurisdiction                    (Commission                        (IRS Employer
            of incorporation)                         File Number)                      Identification No.



5000 SEARS TOWER, 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS      60606
-----------------------------------------------------------    ----------
           (Address of Principal Executive Offices)            (Zip Code)

         Registrant's telephone number, including area code (312) 876-1724
                                                            --------------

ITEM 5.  OTHER EVENTS.

On October 22, 1997 the Registrant issued the press release attached as Exhibit
99.1 announcing its earnings for the quarter ended September 30, 1997. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         99.1         Press Release of Registrant dated October 22, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Fruit of the Loom, Inc.


Dated:  October 28, 1997                  By:   /s/ LARRY K. SWITZER
                                                --------------------------------
                                                Larry K. Switzer
                                                Senior Executive Vice President
                                                and Chief Financial Officer

                                 Exhibit Index


      Exhibit #                                Item
    -------------                        ------------------
        99.1                                Press Release